UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TCW Direct Lending LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TCW Direct Lending LLC

200 Clarendon Street – 51st Floor

Boston, MA 02116

NOTICE OF 2015 ANNUAL MEETING OF MEMBERS

April 13, 2015

To the Unitholders:

Notice is hereby given that the 2015 Annual Meeting of Members (the “Meeting”) of TCW Direct Lending LLC, a limited liability company organized under Delaware law (the “Company”), will be held at the offices of The TCW Group, Inc., located at 1251 Avenue of the Americas, Suite 4700, New York, New York 10020, on May 8, 2015, at 9:00 a.m. Eastern Standard Time for the following purposes:

1. To consider and vote upon the election of a Class I director, Mr. Richard T. Miller, to serve for a term expiring on the date on which the annual meeting, or special meeting in lieu thereof, of members is held in 2018 (Proposal 1).

2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR the nominee named in the proxy statement.

Unitholders of record as of the close of business on March 24, 2015, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the Meeting and are a unitholder of record as of the close of business on the record date, you may vote your units in person. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your units via the Internet or telephone, as follows:

To vote by the Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Refer to the toll-free number that appears on the enclosed proxy card.

(3)	Follow the instructions.

We encourage you to authorize a proxy to vote your units via the Internet using the control number that appears on your enclosed proxy card. Use of Internet will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (800) 591-8268.

By Order of the Board of Directors,

/s/ James Krause

James Krause

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF MEMBERS TO BE HELD ON MAY 8, 2015

You should have received, together with this proxy statement, our annual report for the fiscal year ended December 31, 2014. If you would like another copy of the annual report, please write us at the address shown on the following page or call us at (800) 591-8268. The report will be sent to you without charge. Our reports can be accessed on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov). The Company’s Notice of 2015 Annual Meeting of Members, Proxy Statement and Form of Proxy are available on the Internet at https://proxyonline.com/docs/tcwdirect.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF UNITHOLDERS, THE COMPANY WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE UNITS ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE COMPANY, AT THE UNITHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER UNITHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR

UNITS PROMPTLY, NO MATTER HOW MANY UNITS YOU OWN.

TCW DIRECT LENDING LLC

865 S. Figueroa Street

Los Angeles, CA 90017

PROXY STATEMENT

This Proxy Statement is furnished to unitholders in connection with a solicitation by the Board of Directors (the “Board”) of TCW Direct Lending LLC, a limited liability company organized under Delaware law (the “Company”), of proxies to be used at the 2015 Annual Meeting of Members (the “Meeting”) of the Company to be held at the offices of The TCW Group, Inc., located at 1251 Avenue of the Americas, Suite 4700, New York, New York 10020, on May 8, 2015, at 9:00 a.m. Eastern Standard Time, on May 8, 2015 (and at any adjournment or postponement thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Members. This Proxy Statement and the accompanying form of proxy are first being mailed to unitholders on or about April 13, 2015.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote FOR the election of the Class I Director nominee, Mr. Richard T. Miller. The close of business on March 24, 2015, has been fixed as the record date (the “Record Date”) for the determination of unitholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding common unit of the Company is entitled to one vote, and each outstanding fractional unit thereof is entitled to a proportionate fractional unit of one vote for as many individuals as there are directors to be elected at the Meeting and one vote (or, in the case of fractional units, a proportionate fractional unit) for each other matter properly presented at the Meeting. Votes may not be cumulated. The number of outstanding common units of the Company as of the Record Date is 20,134,698.

Under the Limited Liability Company Agreement of the Company (the “LLC Agreement”), the presence in person or by proxy of unitholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum. In the event that a quorum is not present at the Meeting or otherwise, the chairman of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as units that are present, but not as votes cast, at the Meeting. For purposes of Proposal 1 abstentions and broker “non-votes,” if any, will have the same effect as votes against the Proposal as the required vote is a plurality of the votes entitled to be cast at the Meeting at which a quorum is present. Since banks and brokers will have discretionary authority to vote units in the absence of voting instructions from unitholders with respect to Proposal 1, we expect that there will be no broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote units on a particular matter with respect to which the brokers or nominees do not have discretionary power).

Unitholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Company at any time before your proxy is exercised; (b) signing a proxy bearing a later date or; (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy). If you hold your units in “street name” (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your units by following the voting instructions provided by your broker or nominee.

Photographic identification and proof of ownership will be required for admission to the Meeting.

Unitholders may request copies of the Company’s most recent annual and quarterly reports, including the financial statements, without charge, by writing to Investor Relations, TCW Direct Lending LLC, 200 Clarendon Street – 51st Floor, Boston, MA 02116. These documents have been filed with the Securities and Exchange Commission and are available at www.sec.gov. The Company’s most recent annual report accompanies this Proxy Statement.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding the Annual Meeting and voting at the Annual Meeting.

Q.	WHAT AM I BEING ASKED TO CONSIDER AND VOTE ON AT THE ANNUAL MEETING?

A.	The matters to be considered and voted upon at the Annual Meeting are:

•	The election of one Class I Director, Mr. Richard T. Miller, to serve until the Company’s 2018 Annual Meeting of Members and until their successors are duly elected and qualify.

•	The transaction of any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

Q.	WHO MAY VOTE AT THE ANNUAL MEETING?

A.	You may vote if you were the record owner of common units at the close of business on the Record Date. You are entitled to cast one vote for as many individuals as there are directors to be elected at the Annual Meeting and to cast one vote on each other matter properly presented at the Annual Meeting or any postponement or adjournment thereof for each common unit you owned of record as of the close of business on the Record Date.

As of the close of business on March 24, 2015, the Record Date, there are 20,134,698 common units issued and outstanding and entitled to vote at the Annual Meeting.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors unanimously recommends that you vote FOR the election of its nominee for director.

Q.	HOW CAN I VOTE?

A.	If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your units are held in the name of your broker, bank or other nominee, or “street name”, and you want to vote in person, you will need to obtain a legal proxy from the institution that holds your units.

If your units are held in your name, there are three ways for you to authorize a proxy:

•	Sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

•	Call (888) 227-9349; or

•	Log on to the Internet at www.proxyonline.com and follow the instructions at that site.

Telephone and Internet proxy authorizations will close at 8:00 a.m. Eastern Standard Time on May 8, 2015. Unless you indicate otherwise, the persons named as your proxies will vote your units: FOR the election of Mr. Miller as Class I Director.

If your units are held in the name of your broker, bank or other nominee, or “street name” you should receive separate instructions from the holder of your units describing how to provide voting instructions.

Even if you plan to attend the Annual Meeting, we request that you authorize a proxy in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q.	HOW WILL PROXIES BE VOTED?

A.	All proxies solicited by the Board that are properly authorized (whether by Internet, telephone or mail) at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions specified. If no instructions are specified, the persons named as proxies will cast such votes FOR the election of the nominee for director. We know of no other matters to be properly presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will cast votes on each proposal in their sole discretion.

Q.	CAN I REVOKE MY PROXY?

A.	Yes. At any time before it has been voted, you may revoke your proxy by:

•	sending a letter revoking your proxy to the Secretary of the Company at our offices located at 200 Clarendon Street – 51st Floor, Boston, MA 02116;

•	properly executing and sending a later-dated proxy; or

•	attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person. Attendance at the Annual Meeting will not revoke your proxy.

Q.	WHAT CONSTITUTES A QUORUM?

A.	The presence, in person or by proxy, of holders of units entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the purposes of the Annual Meeting. No business may be conducted at the Annual Meeting if a quorum is not present. Abstentions and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker non-vote is a vote that is not cast on a non-routine matter because the units entitled to cast the vote are held in “street name,” the broker lacks discretionary authority to vote the units and the broker has not received voting instructions from the beneficial owner.

If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Q.	WHAT IS THE REQUIRED VOTE FOR APPROVAL OF EACH PROPOSAL PROPERLY PRESENTED AT THE ANNUAL MEETING?

A.	Proposal One. The election of Mr. Miller as a Class I Director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Each common unit is entitled to one vote for the director to be elected at the Annual Meeting.

Q.	WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

A.	The Board of Directors does not know of any matters to be properly presented at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Annual Meeting (or any postponement or adjournment thereof) for consideration, and you properly authorize a proxy, the persons named as proxy holders will have the discretion to vote on those matters for you.

Q.	WHO IS SOLICITING MY VOTE?

A.	In this proxy statement, the Board of Directors is soliciting your vote for matters properly submitted for unitholder consideration at the Annual Meeting.

Q.	WHO PAYS FOR THIS SOLICITATION OF PROXIES?

A.	The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses, and all other costs, in connection with this solicitation of proxies will be borne by the Company. We may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of our units. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. We will not pay any of our representatives any additional compensation for their efforts to supplement proxy solicitation.

Q.	CAN I VIEW THE PROXY STATEMENT ON THE INTERNET?

A.	Yes. The proxy statement is available on the Internet at https://proxyonline.com/docs/tcwdirect.

This information summarizes information that is included in more detail in the proxy statement. We urge you to

read the proxy statement carefully.

If you have questions, call (800) 591-8268.

PROPOSAL 1: ELECTION OF CLASS I DIRECTOR

The Board is divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated and when their respective successors are elected and qualified: Class I, 2015; Class II, 2016 and Class III, 2017. Directors elected to succeed those whose terms are expiring will be identified as being of that same class and will be elected until the third annual meeting after their election and until their successors are duly elected and qualify.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the election of Mr. Richard T. Miller, Class I Interested Director nominee for the Company. Mr. Miller has indicated that he will serve if elected, but if he should be unable to serve, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion. If elected, Mr. Miller will serve until the 2018 annual meeting of members and until his respective successor is duly elected and qualified.

As described above, there is one nominee for election to the Board at this time. The affirmative vote of a plurality of the votes entitled to be cast at the Meeting, if a quorum is present, is sufficient to elect a director.

The Board of Directors recommends that the Unitholders vote “FOR” the election of the nominee listed above to serve as a Director until the Annual Meeting of Members in 2018 and until his respective successor has been duly elected and qualified.

Information Concerning Nominee and Directors

The following table provides information concerning each of the Directors and the Class I Director nominee of the Board, as of the date of this Proxy Statement. The nominee is listed first in the table under “Class I Interested Director Nominee.” The terms of the Class II and the Class III Directors do not expire this year.

Name, Address and Year of Birth	Position(s) Held with Company, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Class I Interested Director Nominee – Term Expires at the 2015 Annual Meeting of Members

Richard T. Miller* (born 1962)	President and Director since June 2014	Group Managing Director, Head of Direct Lending for The TCW Group, Inc. since 2012. Previously, in charge of the Special Situations Funds Group at Regiment Capital Advisors, LP.	1	None

Class II Independent Directors – Term Expires at the 2016 Annual Meeting of Members

Donald M. Mykrantz (born 1960)	Director since June 2014	CEO and Chairman of the Jeffrey Company since September 2012. President of Katahdin Asset Management LLC since June 2011. Previously President and CIO of The Jeffrey Company from 2011-2012 and Senior Vice President, Head of Fixed Income for MFS Investment Management.	1	Director of The Jeffrey Company

Name, Address and Year of Birth	Position(s) Held with Company, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William Cobb (born 1947)	Director since June 2014	Presently Retired. Previously Managing Director and Chief Investment Officer of The Church Pension Fund for 1999 through June 2014.	1	Director and Audit Committee Member – Glenmeade Mutual Funds

Class III Independent Director – Term Expires at the 2017 Annual Meeting of Members

David R. Adler (born 1964)	Director since June 2014	Executive Vice President of strategy and corporate development at CBRE, Inc since 2014. Previously Managing Director at Merrill Lynch, Pierce, Fenner & Smith Inc. (and its predecessor, Banc of America Securities LLC).	1	None

Class III Interested Director – Term Expires at the 2017 Annual Meeting of Members

Jess M. Ravich* (born 1957)	Director since June 2014	Group Managing Director and Head of Alternative Products at The TCW Group, Inc. since 2012. Previously Managing Director and Head of the Capital Markets Group at Houlihan Lokey.	2	Director of Cherokee Inc.; Director of Spectrum Group International Inc. (through 2014); Director of A-Mark Precious Metals, Inc. (since 2014).

(1)	“Fund Complex” is defined to include registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or registered investment companies advised by the Company’s investment adviser, TCW Asset Management Company (the “Adviser”), or that have an investment adviser that is an affiliated person of the Adviser. As a result, the Fund Complex includes the Company, the TCW Funds, the TCW Strategic Income Fund, the TCW Alternative Funds and the Metropolitan West Funds.
*	Designates individuals who are “interested persons” of the Company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), because of affiliations with the Adviser.

Officers of the Company

The officers of the Company are appointed and elected by the Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of the Company has elected three officers, to hold office at the discretion of the Board until their successors are elected and qualified or until his or her resignation or removal. Except where dates of service are noted, all officers listed below served the Company as such throughout the fiscal year ended December 31, 2014. The following table sets forth information concerning each officer of the Company as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard T. Miller* (born 1962)	President	Since June 2014	Group Managing Director, Head of Direct Lending for The TCW Group, Inc. since 2012. Previously, in charge of the Special Situations Funds Group at Regiment Capital Advisors, LP.

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
James Krause* (born 1965)	Chief Financial Officer, Treasurer and Secretary	Since June 2014	Senior Vice President of The TCW Group, Inc., in charge of Financial Reporting, since February 2010.

Jeffrey Engelsman* (born 1967)	Chief Compliance Officer	Since March 2015	Global Chief Compliance Officer of TCW Group, Inc. since 2014. Previously, Managing Director of New York Life Investments and the Chief Compliance Officer of the MainStay Funds, a group of more than 70 open-ended and closed-end funds.

*	Designates individuals who are “interested persons” of the Company, as defined by the 1940 Act, because of affiliations with the Adviser.

Compensation of Directors and Executive Officers

Compensation of Executive Officers

The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business, including such services provided by the Company’s executive officers, are provided by individuals who are employees of the Adviser, pursuant to the terms of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”). Therefore, the Company’s day-to-day investment operations are managed by the Adviser, and most of the services necessary for the origination and administration of the Company’s investment portfolio are provided by investment professionals employed by the Adviser.

None of the Company’s executive officers receive direct compensation from the Company. Subject to the cap described below under Management and Service Providers—Organizational and Operating Expenses, under the Administration Agreement with TCW Asset Management Company (the “Administration Agreement” and the “Administrator,” respectively), the Company reimburses the Administrator for expenses incurred by it on the Company’s behalf in performing its obligations under the Administration Agreement, including an allocated portion of the Administrator’s overhead (which overhead includes salary and bonuses of the Company’s chief financial officer and chief compliance officer and their staffs for their services to the Company). Certain of the Company’s executive officers, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Advisory Agreement. The Adviser may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to the Company’s executive officers in addition to their ownership interest.

Compensation of Independent Directors

Each of the Company’s Independent Directors receives an annual retainer fee of $75,000, payable once per year, if the director attends at least 75% of the meetings held during the previous year. In addition, Independent Directors receive $2,500 for each board meeting that they participate in. Independent directors are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with participating in each board meeting.

The Independent Directors also receive $1,000 for each audit committee meeting that they participate in. With respect to each audit committee meeting not held concurrently with a board meeting, Independent Directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with participating in such audit committee meeting. In addition, the Chairman of the Audit Committee receives an annual retainer of $5,000.

The following table sets forth the compensation paid by us during the fiscal year ended December 31, 2014, to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.

Name	Fees Earned or Paid in Cash (Total Compensation)
Independent Directors
Donald M. Mykrantz	$56,750
William Cobb	$56,750
David R. Adler	$61,750

Unit Ownership

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Company and of all funds overseen by each Director in the Fund Complex. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of the Company’s final closing on March 19, 2015. The information as to beneficial ownership is based on statements furnished to the Company by each Director.

Name of Nominee/Director	Dollar Range of Equity Securities Held in the Company	Aggregate Dollar Range of Equity Securities Held in Fund Complex
Interested Director Nominee

Richard T. Miller	Over $100,000	Over $100,000

Independent Directors

David R. Adler	Over $100,000	Over $100,000
William Cobb	Over $100,000	Over $100,000
Donald M. Mykrantz	Over $100,000	Over $100,000

Interested Director

Jess M. Ravich	Over $100,000	Over $100,000

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors, including the Class I Director nominee, has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Company in light of the Company’s business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board annually conducts a “self-assessment” wherein the performance of the Board and the Audit Committee are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Director, including the Class I Director nominee, and certain of their Director Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Company. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to unitholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Company.

Independent Directors

Donald M. Mykrantz, CFA

Since 2012, Mr. Mykrantz has served as Chairman and Chief Executive Officer of The Jeffrey Company, a privately-held investment management firm. He joined The Jeffrey Company in 2011 as President and Chief Investment Officer. In addition, he is President and the managing member of Katahdin Asset Management, which provides exclusive investment management services to The Jeffrey Company. Prior to joining The Jeffrey Company, Mr. Mykrantz was Senior Vice President and head of fixed income with MFS Investments. He worked at MFS Investments for 12 years while serving in a number of capacities, including head of global trading and as a member of the investment management committee. During his more than 30 year career in capital markets and investment management, Mr. Mykrantz has held senior positions at BancBoston Securities, Baring Asset Management, Morgan Stanley Asset Management and Salomon Brothers. Mr. Mykrantz holds a B.A. in economics from Williams College and is a Chartered Financial Analyst.

David R. Adler

Mr. Adler is Executive Vice President of strategy and corporate development at CBRE, Inc., a commercial real estate services firm. Before joining CBRE in 2014, he spent 24 years in investment banking including over 15 years advising financial services companies, most recently as a Managing Director at Merrill Lynch, Pierce, Fenner & Smith Inc. (and its predecessor, Banc of America Securities LLC) in the Financial Institutions Investment Banking Group. Prior to that, he was a Managing Director at J.P. Morgan Securities Inc. in the Mergers & Acquisitions Department. Mr. Adler received an M.B.A. in finance from the University of Chicago Graduate School of Business and a B.A. in economics from the University of Chicago.

William Cobb, CFA

Mr. Cobb is currently retired and was formerly the Executive Vice President and Chief Investment Officer of The Pension Church Fund, the defined benefit retirement plan for the clergy of the Episcopal Church. He held this position from 1999 to 2014. Previously, Mr. Cobb spent almost 15 years at J.P. Morgan Investment Management, where he was most recently a Vice Chairman responsible for North American business activities and served as a member of the global management committee. He also served as a Managing Director responsible for the U.S. Equity and Balanced Account Group. He began his career at J.P. Morgan as a research analyst and portfolio manager. He currently serves as a trustee and audit committee member of Glenmeade Mutual Funds. Mr. Cobb earned an M.B.A. from the University of Chicago and a B.S. from Northwestern University. He is a Chartered Financial Analyst.

Interested Directors

Richard T. Miller, Managing Director, Direct Lending Group

Mr. Miller joined TCW in December 2012 with the acquisition of the Special Situations Funds Group from Regiment Capital Advisors, LP. He is in charge of the firm’s Direct Lending effort. Under Mr. Miller’s leadership, the group has raised over $3.9 billion of capital since its inception. Mr. Miller has over 23 years of experience in the capital markets and previously was ranked on the Institutional Investor “All American High Yield Research Team” for six consecutive years, focusing primarily on the metals and mining sectors. Prior to his involvement in high yield research, he was at Chase Manhattan Bank in the Mergers & Acquisitions Group. He then moved on to become a Managing Director with the High Yield Group. Subsequently, he became the head of High Yield Research at BankBoston Securities, and later Mr. Miller joined UBS as a Managing Director and head of the Global High Yield Research Group. Mr. Miller received his B.S. from Syracuse University and his M.B.A. from the University of Rochester.

Jess M. Ravich, Group Managing Director, Head of Alternative Products at TCW

Mr. Ravich is a TCW Group Managing Director and Head of Alternative Products at TCW. Prior to joining TCW, Mr. Ravich was a Managing Director and Head of the Capital Markets Group at Houlihan Lokey, an international investment bank. Prior to joining Houlihan Lokey, he founded Libra Securities LLC, an investment banking firm serving the middle market, where he served as CEO for 18 years and was also co-founder and former member of the investment committee of Caltius Capital Management, a Los Angeles-based mezzanine and private equity fund manager with over $1 billion in capital under management. Mr. Ravich also brings a wealth of experience from Jefferies & Company and Drexel Burnham Lambert, where he was an executive vice president of the fixed income department and a senior vice president, respectively. He is the chairman of the board of directors for The Cherokee Group, Inc. and ALJ Regional Holdings, Inc., and serves on the board of directors of A-Mark Precious Metals. Mr. Ravich is a graduate of the Wharton School at the University of Pennsylvania, summa cum laude, and Harvard Law School, magna cum laude.

Information Regarding the Board and its Committees

Pursuant to the LLC Agreement, the Board has one committee - an audit committee. The Board also has the authority to form additional committees of the Board from time to time to the extent that it determines that it is appropriate to do so.

Board Leadership Structure

The Company’s business and affairs are managed under the direction of its Board of Directors, including the responsibilities performed for us pursuant to our investment management agreement. Among other things, the Board sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board currently consists of five directors, three of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.” As part of each regular Board meeting, the Independent Directors meet separately from management. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

The Company’s Board does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of the Company’s Board, and are closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its unitholders.

Board Oversight of Risk Management

The Board oversees the services provided by the Adviser, including certain risk management functions. Risk management is a broad concept composed of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Audit Committee’s meetings with the Company’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and the Adviser to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that the Board’s roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or the Adviser, its affiliates, or other service providers.

Board Meetings

The Company will hold an annual meeting for the purposes of electing directors, offering the Members the opportunity to review and discuss the Company’s investment activity and portfolio, and for such other business as may lawfully come before the Members. The annual meetings shall be held on such date and at such time as may be designated from time to time by the Board and stated in the notice of the meeting. A quorum of the Members at an annual meeting shall consist of Members holding a majority of the outstanding Units entitled to vote on the matter in question.

Audit Committee

The Company has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which currently consists of Messrs Mykrantz, Adler, and Cobb, all of whom are Independent Directors. The principal functions of the Audit Committee are to select, engage and discharge the Company’s independent registered public accounting firm, review the plans, scope and results of the audit engagement with the Company’s independent registered public accounting firm, approve professional services provided by the Company’s independent registered public accounting firm (including compensation therefor), review the independence of the Company’s independent registered public accounting firm, review the adequacy of the Company’s internal control over financial reporting, establish guidelines and make recommendations to the Board regarding the valuation of the Company’s loans and investments, and take any other actions consistent with the audit committee charter or as may be authorized by the Board. Mr. Adler serves as Chairman of the Audit Committee, and has been designated as an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the SEC.

The Board has adopted a written charter for its Audit Committee, which is attached hereto as Appendix A.

The Company does not have a nominating committee or a charter relating to the nomination of Directors. Decisions on Director nominees are made through consultation among the Independent Directors. The Independent Directors consider possible candidates to fill vacancies on the Board of Directors, review the qualifications of candidates recommended by unitholders and others, and recommend the slate of Director nominees to be proposed for election by unitholders at each annual meeting. The Independent Directors believe that they can adequately fulfill the functions of a nominating committee without having to appoint an additional committee to perform that function. The Independent Directors have not adopted any specific policies or practices to determine nominations for the Company’s directors other than as described herein and as set forth in the LLC Agreement. The Independent Directors have not utilized the services of any third party to assist in identifying and evaluating Director nominees.

The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. However, the compensation payable to the Company’s Adviser pursuant to the Advisory Agreement has been separately approved by a majority of the Independent Directors. In addition, the compensation paid to the Independent Directors is established and approved by the Independent Directors.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for the Company during the fiscal year ended December 31, 2014:

Board of Directors	4
Audit Committee	3

All directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not currently have a policy with respect to Board member attendance at annual meetings.

Code of Ethics

Code of Ethics. The Company has adopted the code of ethics of the Adviser (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. The Code of Ethics generally contains restrictions on investments by our employees in securities that we may purchase or hold. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549, and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the Code of Ethics by written request addressed to the following: Beth Clarke, Trust Company of the West, 1251 Avenue of the Americas, Suite 4700, New York, NY 10020.

There is no family relationship between any of the Company’s current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Company’s officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Directors of any corporation or entity affiliated with the Company so enjoined.

Unitholder Communications with Board of Director and Board Attendance at Annual Meetings

Unitholders may send communications to the Board. Communications should be addressed to the Secretary of the Company at our principal offices at TCW Direct Lending LLC, 200 Clarendon Street – 51st Floor, Boston, MA 02116. The sender should indicate in the address whether it is intended for the entire Board, the independent directors as a group or an individual director. The Secretary will forward any communications received directly to the intended recipient in accordance with the instructions.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2014. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte, the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, David R. Adler, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte to management.

The Audit Committee received and reviewed the written disclosures from Deloitte required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2014 be included in the Company’s annual report on Form 10-K for 2014, for filing with the SEC. The Audit Committee also recommended the appointment of Deloitte to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.

Audit Committee Members:

David R. Adler, Chairman

William Cobb

Donald M. Mykrantz

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.”

Required Vote

The election of the listed nominee for Director requires the approval of a plurality of all the votes entitled to be cast at the Meeting, in person or by proxy, at which a quorum is present. The Board of Directors of the Company recommends a vote “For” the election of the nominees to the Company’s Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser

The Company’s investment activities are managed by the Adviser, which is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the Board, the Adviser manages the Company’s day-to-day operations and provides investment advisory and management services to us pursuant to an Advisory Agreement by and between the Adviser and the Company.

The Adviser is a California corporation registered with the SEC under the Advisers Act, and has been since 1970. The Adviser is a wholly owned subsidiary of The TCW Group, Inc. (the “TCW Group”) and together with its affiliated companies (collectively, “TCW”) manages or has committed to manage approximately $163.4 billion of assets as of December 31, 2014. Such assets are managed in various formats, including managed accounts, funds, structured products and other investment vehicles, including Regiment Capital Special Situations Fund V, L.P. (together with its four predecessor funds and the Company, the “Special Situations Funds”).

The Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring the Company’s investments and monitoring the Company’s portfolio companies on an ongoing basis.

Under the Advisory Agreement, the Adviser:

•	determines the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the Company’s investments (including performing due diligence on prospective portfolio companies);

•	determines the assets the Company will originate, purchase, retain or sell;

•	closes, monitors and administers the investments the Company makes, including the exercise of any rights in our capacity as a lender; and

•	provides the Company such other investment advice, research and related services as we may, from time to time, require.

The Adviser’s services under the Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to the Company are not impaired.

Under the Advisory Agreement, the Adviser receives a management fee and an incentive fee from the Company as described below.

Unless earlier terminated as described below, the Advisory Agreement will remain in effect for a period of two years from its effective date and will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our Independent Directors. The Advisory Agreement will automatically terminate in the event of an assignment by the Adviser. The Advisory Agreement may be terminated by either party, or by a vote of the majority of the Company’s outstanding voting units, without penalty upon not less than 60 days’ prior written notice to the applicable party.

Management Fee

The Company will pay to the Adviser, quarterly in advance, a management fee (the “Management Fee”) calculated as follows: (i) for the period starting on the Initial Closing Date and ending on the last day of the calendar quarter during which the Commitment Period ends, 0.375% (i.e., 1.50% per annum) of the aggregate Commitments determined as of the end of the period during which units are being offered (the “Closing Period”), and (ii) for each calendar quarter after the last day of the Commitment Period, 0.1875% (i.e., 0.75% per annum) of the cost (including leverage) of remaining portfolio investments as of the first day of such calendar quarter. The Management Fee in respect of the Closing Period will be calculated as if all Commitments were made on the Initial Closing Date, regardless of when a Unitholder’s Units were actually issued. The actual payment of the Management Fee with respect to the Closing Period will not be made prior to the first day of the first full calendar quarter following the end of the Closing Period. The “Commitment Period” of the Company will begin on the Initial Closing Date and end on the earlier of (a) three years from the Initial Closing Date and (b) the date on which the undrawn Commitment of each unit has been reduced to zero. While the Management Fee will accrue from the Initial Closing Date, the Adviser intends to defer payment of such fees to the extent that such fees cannot be paid from interest and fee income generated by our investments.

Incentive Fee

In addition, the Adviser will receive an incentive fee (the “Incentive Fee”) as follows:

(a)	First, no Incentive Fee will be owed until the Unitholders have collectively received cumulative distributions equal to their aggregate capital contributions in respect of all Units;

(b)	Second, no Incentive Fee will be owed until the Unitholders have collectively received cumulative distributions equal to an 8% internal rate of return on their aggregate capital contributions in respect of all Units (the “Hurdle”);

(c)	Third, the Adviser will be entitled to an Incentive Fee out of 100% of additional amounts otherwise distributable to Unitholders until such time as the Incentive Fee paid to the Adviser is equal to 20% of the sum of (i) the amount by which the Hurdle exceeds the aggregate capital contributions of the Unitholders in respect of all Units and (ii) the amount of Incentive Fee being paid to the Adviser pursuant to this clause (c); and

(d)	Thereafter, the Adviser will be entitled to an Incentive Fee equal to 20% of additional amounts otherwise distributable to Unitholders, with the remaining 80% distributed to the Unitholders.

The Incentive Fee will be calculated on a cumulative basis and the amount of the Incentive Fee payable in connection with any distribution (or deemed distribution) will be determined and, if applicable, paid in accordance with the foregoing formula each time amounts are to be distributed to the Unitholders.

If the Advisory Agreement terminates early for any reason other than (i) the Adviser voluntarily terminating the agreement or (ii) our terminating the agreement for cause (as set out in the Advisory Agreement), we will be required to pay the Adviser a final incentive fee payment (the “Final Incentive Fee Payment”). The Final Incentive Fee Payment will be calculated as of the date the Advisory Agreement is so terminated and will equal the amount of Incentive Fee that would be payable to the Adviser if (A) all our investments were liquidated for their current value (but without taking into account any unrealized appreciation of any portfolio investment), and any unamortized deferred portfolio investment-related fees would be deemed accelerated, (B) the proceeds from such liquidation were used to pay all our outstanding liabilities, and (C) the remainder were distributed to Unitholders and paid as Incentive Fee in accordance with the “waterfall” (i.e., clauses (a) through (d)) described above for determining the amount of the Incentive Fee. We will make the Final Incentive Fee Payment in cash on or immediately following the date the Advisory Agreement is so terminated. The Adviser Return Obligation (defined below) will not apply in connection with a Final Incentive Fee Payment.

In connection with the Spin-Off transaction described below in “The Private Offering—Investor Optionality; Potential Spin-Off”, an Incentive Fee will be payable in respect of the exchanged Units (the “Spin-Off Incentive Fee”). It is expected that the Spin-Off Incentive Fee would be calculated based on the same methodology as that used to calculate the Final Incentive Fee Payment with respect to the exchanged Units, determined as of the date of the Spin-Off. It is currently expected that the Adviser will invest the amount (on an after-tax basis) of the Spin-Off Incentive Fee in the Permanent Capital Fund. After a Spin-Off, all calculations relating to the Incentive Fee payable by us (including without limitation the Adviser Return Obligation described below) will be made without taking into account the exchanged Units (or contributions, distributions or proceeds relating thereto).

Adviser Return Obligation

After we have made our final distribution of assets in connection with our dissolution, if the Adviser has received aggregate payments of Incentive Fees in excess of the amount the Adviser was entitled to receive pursuant to “Incentive Fee” above, then the Adviser will return to us, on or before 90 days after such final distribution of assets, an amount equal to such excess (the “Adviser Return Obligation”). Notwithstanding the preceding sentence, in no event will the Adviser be required to return to us an amount greater than the aggregate Incentive Fees paid to the Adviser, reduced by the excess of (a) the aggregate federal, state and local income tax liability the Adviser incurred in connection with the payment of such Incentive Fees, over (b) an amount equal to the Adviser’s good faith estimate of the tax benefits that the Adviser will receive in connection with the return of Incentive Fees as described in this paragraph.

Administration Agreement

The Company has entered into an Administration Agreement with the Administrator under which the Administrator (or one or more delegated service providers) oversees the maintenance of the Company’s financial records and otherwise assist on the Company’s compliance with BDC and RIC rules, prepare reports to the Company’s Unitholders, monitor the payment of the Company’s expenses and the performance of other administrative or professional service providers, and generally provide the Company with administrative and back office support. The Company will reimburse the Administrator for expenses incurred by it on the Company’s behalf in performing its obligations under the Administration Agreement, including an allocated portion of the Administrator’s overhead (which overhead includes salary and bonuses of the Company’s chief financial officer and chief compliance officer and their staffs). Overhead costs are allocated to us based on our total assets as compared to the total assets of the other entities for which the Administrator provides administrative services, while other overhead costs such as salary and bonus of the Company’s chief financial officer and the chief compliance officer and their staffs will be based on the estimated percentage of time that these individuals devote to providing administrative services to the Company. Amounts paid pursuant to the Administration Agreement are subject to the annual cap on Operating Expenses described below.

Organizational and Operating Expenses

All investment professionals and staff of the Adviser, when and to the extent engaged in providing us investment advisory and management services (which, for the avoidance of doubt, exclude services provided pursuant to the Administration Agreement), and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser.

The Company, and indirectly the Unitholders, will bear (including by reimbursing the Adviser or Administrator) all other costs and expenses of the Company’s operations, administration and transactions, including, without limitation, organizational and offering expenses, management fees, costs of reporting required under applicable securities laws, legal fees of the Company’s counsel and accounting fees. However, the Company will not bear (a) more than an amount equal to 10 basis points of the aggregate Commitments for organization and offering expenses in connection with the offering of Units through the Closing Period and (b) more than an amount equal to 12.5 basis points of the aggregate Commitments per annum (pro rated for partial years) for the Company’s operating expenses (“Operating Expenses”), including amounts paid to the Administrator under the Administration Agreement and reimbursement of expenses to the Adviser. All expenses that the Company will not bear will be borne by the Adviser or its affiliates. Notwithstanding the foregoing, the cap on Operating Expenses does not apply to payments of the Management Fee, Incentive Fee, organizational and offering expenses (which are subject to the separate cap described above), investigative, travel, legal and other transactional expenses incurred with respect to the acquisition, formation, holding and disposition of the Company’s investments or incurred in connection with investments or transactions not consummated, amounts payable in connection with our borrowings (including interest, bank fees, legal fees and other transactional expenses related to any borrowing or borrowing facility and similar costs), costs and expenses relating to the Company’s liquidation, taxes, or extraordinary expenses (such as litigation expenses and indemnification payments to either the Adviser or the Administrator).

The Company’s Auditor

At meetings held on June 27, 2014 and March 27, 2015, the Audit Committee of the Company unanimously recommended the selection of Deloitte and Touche, LLC as the Company’s independent registered public accounting firm for the Fiscal Year ending December 31, 2014 and December 31, 2015 respectively. The Company is not submitting the Audit Committee’s selection of Deloitte and Touche, LLC as the Company’s independent registered public accounting firm for ratification by its unitholders because doing so is not required by law. Representatives of Deloitte and Touche, LLC are not expected to be present at the Meeting and thus will not have an opportunity to make a statement nor be available to respond to questions.

Audit and Related Fees

Audit Fees. The aggregate fees billed to the Company by Deloitte and Touche, LLC during our initial fiscal period for professional services rendered with respect to the audit of our financial statements were $180,500.

Audit-Related Fees. The aggregate fees billed to the Company by Deloitte and Touche, LLC for assurance and related services reasonably related to the performance of the audits of our annual financial statements for our initial fiscal period were $0.

Tax Fees. For professional services for tax compliance, tax advice and tax planning for the Company’s initial fiscal period, we were billed by Deloitte and Touche, LLC for fees in the amount of $10,000.

All Other Fees. The aggregate fees billed to the Company by Deloitte and Touche, LLC for services other than those described above during our initial fiscal period were $0.

Aggregate Non-Audit Fees. The Company was not billed by Deloitte and Touche, LLC for any amounts for any non-audit services during our initial fiscal period. In addition, neither the Adviser nor any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, was billed by Deloitte and Touche, LLC for any non-audit services during the Company’s initial fiscal period.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor is (i) engaged by the Company to render audit, audit related or permissible non-audit services to the Company or (ii) with respect to non-audit services to be provided by the auditor to the Adviser or any entity in the investment company complex, if the nature of the services provided relate directly to the Company’s operations or financial reporting, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with Deloitte and Touche, LLC, the Audit Committee approved in advance all audit services and non-audit services that Deloitte and Touche, LLC provided to the Company and to the Adviser (with respect to our operations and financial reporting). None of the services rendered by Deloitte and Touche, LLC to the company or the Adviser were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by Deloitte and Touche, LLC the Adviser and any entity controlling, controlled by, or under common control with the Adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining Deloitte and Touche, LLC independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the 1934 Act, our directors and executive officers, and any persons holding more than 10% of our common units, are required to report their beneficial ownership in our securities and any changes therein to the SEC and to us. We are required to report herein any failure to file such reports by applicable due dates for filings. Based on our review of any Forms 3, 4 and 5 filed by such persons, we believe that, during the fiscal year, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationship with the Adviser and Potential Conflicts of Interest

The Company, the Adviser and our respective direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with the Company’s activities and investments. For example, the terms of the Adviser’s management and incentive fees may create an incentive for the Adviser to approve and cause the Company to make more speculative investments than it would otherwise make in the absence of such fee structure.

The Adviser’s Direct Lending Team is separated from those partners and employees of the Adviser and its affiliates involved in the management of the investments of other funds and other accounts (the “Other Employees”) by an ethical wall, and accordingly, the Other Employees may be unable to make certain material information available to the Adviser’s Direct Lending Team. In addition, the Adviser’s other funds and separate accounts may take positions in securities and/or issuers that are in a different part of the capital structure of an issuer or adverse to the Company’s.

The members of the senior management and investment teams and the Investment Committee of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company, or of investment funds managed by the Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Unitholders. For example, Mr. Miller and the other members of the Investment Committee have management responsibilities for other investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. The Company’s investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, the Adviser concurrently manages accounts that are pursuing an investment strategy similar to the Company’s strategy, and the Company may compete with these and other entities managed by affiliates of the Adviser for capital and investment opportunities. As a result, those individuals at the Adviser may face conflicts in the allocation of investment opportunities between the Company and other investment funds or accounts advised by principals of, or affiliated with, the Adviser.

The Adviser has agreed with the Board that when we are able to co-invest with other investment funds or accounts managed by the Adviser, allocations among the Company and other investment funds or accounts will generally be made based on capital available for investment in the asset class being allocated to the extent consistent with the 1940 Act. The Company expects that available capital for its investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations. In situations where the Company cannot co-invest with other investment funds managed by the Adviser due to the restrictions contained in the 1940 Act, the investment policies and procedures of the Adviser generally require that such opportunities be offered to the Company and such other investment funds on an alternating basis. However, there can be no assurance that the Company will be able to participate in all investment opportunities that are suitable to it. The Company and the Adviser may submit an exemptive application to the SEC to permit the Company to co-invest with affiliates of the Adviser, including private funds managed by the Adviser if the Board determines that it would be advantageous for the Company to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that the Company will obtain exemptive relief or that, if the Company does obtain such relief, it will be obtained on the terms outlined in the request.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of the Adviser.

Loan Purchases

In order to facilitate the completion of certain investments by the Company prior to calling of capital, TCW DL Bridge, LLC (“TCW Bridge”) was established as a newly formed subsidiary of The TCW Group, Inc. (TCW) to warehouse certain loans to be made by TCW Bridge from time to time and then sold to the Company (such loans, the “Warehoused Loans”). TCW Bridge entered into a short term $200 million senior secured Revolving Credit Agreement in order to fund the Warehoused Loans. Concurrently with the making of each Warehoused Loan by TCW Bridge, TCW Bridge entered into a loan sale agreement whereby TCW Bridge irrevocably agreed to sell and the Company irrevocably agreed to purchase for cash, such Warehoused Loan for a purchase price equal to the principal amount of the Warehoused Loan (net of any closing payments and original issue discount) plus all accrued and unpaid interest on the Warehoused Loan. On November 12, 2014, the Company consummated two loan purchases pursuant to the aforementioned loan sale agreements for an aggregate purchase price of $186.2 million.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 24, 2015, the following persons owned beneficially 5% or more of the units of the Company as set forth below:

Name and Address	Amount of Units Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
Independent Directors
David R. Adler	2,000	*
William Cobb	2,500	*
Donald M. Mykrantz	5,000	*
Interested Directors
Richard T. Miller	50,000	*
Jess M. Ravich	55,000	*

Name and Address	Amount of Units Beneficially Owned and Nature of Ownership(1)		Percentage of Class Owned[1]
Other Beneficial Owners
GIC Private Limited 168 Robinson Road #37-01 Capital Tower Singapore 068912	4,000,000	(2)	19.87%

President and Fellows of Harvard College c/o Harvard Management Company, Inc., 600 Atlantic Avenue, Boston, MA 02210	1,500,000		7.45%

Division of Investment, Department of Treasury, State of New Jersey 50 West State Street, 9th floor PO Box 290 Trenton, NJ 08625-0290	1,500,000		7.45%

*	Less than 1%
(1)	The number of units are those beneficially owned as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any units as to which a person has sole or shared voting power or investment power and any units which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. The percentages used herein are calculated based upon 20,134,698 Common Units outstanding, which reflects the number of Common Units issued and outstanding as of March 24, 2015.
(2)	GIC Private Limited is a global investment management company that manages the investments of Celui Investments Pte. Ltd. (“Celui”) and Euthalia Pte. Ltd. (“Euthalia”). The principal business of Celui and Euthalia is to undertake and transact all kinds of investment business. Celui and Euthalia are managed and controlled by GIC, and as such, pursuant to Section 13(d) of the Exchange Act and the rules promulgated thereunder, GIC may be deemed to beneficially own all of the units of the Company beneficially owned by Celui and Euthalia. Celui is the direct owner of 3,000,000 units (14.9%) of the Company and shares the power to vote and the power to dispose of all such units with GIC. Euthalia is the direct owner of 1,000,000 units (5%) of the Company and shares the power to vote and the power to dispose of all such units with GIC. The address of Celui and Euthalia is 168 Robinson Road #37-01 Capital Tower Singapore 068912.

LEGAL PROCEEDINGS

The company is not currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against it. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under loans to or other contracts with portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

OTHER BUSINESS

The Board of Directors of the Company does not know of any other matter which may come before the Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY UNITHOLDERS

Under the LLC Agreement, Unitholder action can be taken only at an annual or special meeting of Unitholders or by written consent in lieu of a meeting by Unitholders representing at least the number of Units required to approve the matter in question. These provisions, combined with the requirements of the LLC Agreement regarding the calling of a Unitholder-requested special meeting of Unitholders discussed below, may have the effect of delaying consideration of a Unitholder proposal until the next annual meeting.

The LLC Agreement provides that, in order for any matter to be considered “properly brought” before a meeting, a Unitholder must comply with requirements regarding advance notice to us. These provisions could delay until the next Unitholders’ meeting Unitholder actions which are favored by the holders of a majority of our outstanding voting securities.

The LLC Agreement provides that with respect to an annual meeting of Unitholders, nominations of persons for election to the Board and the proposal of business to be considered by Unitholders may be made only (1) pursuant to the Company’s notice of the meeting, (2) by the Board or (3) by a Unitholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the LLC Agreement. With respect to special meetings of Unitholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to the Company’s notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a Unitholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the LLC Agreement.

Unitholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Company’s proxy materials. Inclusion of such proposals, however, is also subject to limitations under the federal securities laws. Specifically, if a unitholder wishes to submit a proposal for possible inclusion in our 2016 proxy statement pursuant to Rule 14a-8(e) of the Exchange Act, the Company must receive it not less than 120 calendar days before the anniversary of the date that the Company’s proxy statement was released to unitholders for the previous year’s annual meeting. Accordingly, a unitholder’s proposal under Rule 14a-8(e) must be received by the Company on or before December 15, 2015, in order to be included in our proxy statement and proxy card for the 2016 annual meeting. All nominations and proposals must be in writing.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally by officers of the Company or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Company for out-of-pocket expenses incurred in connection therewith.

April 13, 2015

APPENDIX A

TCW DIRECT LENDING LLC

AUDIT COMMITTEE CHARTER

The Board of Directors (“Board”) of TCW Direct Lending LLC (the “Company”) has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter (“Charter”) to establish the governing principles of the Audit Committee (“Committee”).

Purpose

The primary function of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities for the Company’s accounting and reporting processes and the audits of its financial statements by overseeing and monitoring:

the quality and integrity of financial reports and other financial information provided by the Company to governmental bodies or the public and the independent audit thereof.

the Company’s system of internal controls regarding finance, accounting and regulatory compliance.

the material aspects of the Company’s accounting and financial reporting process generally.

the independence, qualifications and performance of the Company’s independent registered public accounting firm (independent accountants), including the lead audit partner.

the compliance by the Company with legal and regulatory requirements.

the performance of the Company’s internal audit function.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

Scope

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Company’s independent accountants. In fulfilling this responsibility, the independent accountants are ultimately accountable to the Board and this Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. It is also not the duty of the Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s Code of Ethics or Code of Business Conduct. The primary responsibility for these matters also rests with the Company’s management.

In order to fulfill its oversight responsibility, the Committee must be capable of conducting free and open discussions with management, independent accountants, internal auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

Responsibilities and Duties

General Responsibilities

To carry out its purposes, the responsibilities of the Committee shall be as follows:

Maintain open communications with the independent accountants, executive management and the Board.

Meet separately, from time to time, with management, the internal auditors and the independent accountants to discuss matters warranting attention by the Committee.

Regularly report Committee actions to the Board and make recommendations as the Committee deems appropriate.

Review the financial results presented in all reports filed with the Securities and Exchange Commission (“SEC”).

Review reports issued by regulatory examinations and consider the results of those reviews to determine if any findings could have a material effect on the Company’s financial statements.

Discuss the Company’s disclosure, oversight of and conformity with the Company’s Code of Business Conduct and matters that may have a material effect on the Company’s financial statements, operations, compliance policies and programs.

Review and reassess the adequacy of the Committee’s Charter at least annually and recommend any changes to the full Board of Directors.

Take other actions required of the Committee by law, applicable regulations, or as requested by the Board.

In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Responsibilities Regarding the Engagement of the Independent Accountants

The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Committee.

The Committee shall ensure the independence of the independent accountants by:

Having the independent accountants deliver to the Committee at least annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; actively engaging in dialogue with the independent accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent accountants.

Pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Ensuring the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the independent accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

Overseeing compliance with the guidelines set forth in Annex A relating to the Company’s hiring of employees or former employees of the independent accountants and ensuring that such guidelines comply with applicable laws, rules and regulations.

At least annually, obtain and review a report by the independent accountants describing: the firm’s internal control procedures; any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent accountants and the Company to assess the auditor’s independence.

The Committee shall review and present its conclusions regarding the independent accountants’ qualifications, performance and, if applicable, its conclusions regarding the rotation of the lead (or coordinating) audit partner to the Board at least annually.

Responsibilities for Reviewing the Annual External Audit and the Financial Statements

The Committee will:

Request the independent accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

Review with management significant risks and exposures identified by management and management’s steps to minimize them.

Review the scope of the external audit with the independent accountants.

Review with management and the independent accountants, as appropriate:

The Company’s internal controls, including computerized information system controls and security.

The Company’s significant accounting policies.

The Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” before they are made public.

All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

Material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

After the completion of the annual audit examination, or as needed throughout the year, discuss with management and the independent accountants:

The Company’s annual financial statements and related footnotes, including any adjustments to such statements recommended by the independent accountants.

Any significant findings and recommendations made by the independent accountants with respect to the Company’s financial policies, procedures and internal accounting controls together with management’s responses thereto.

The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates.

Any significant difficulties or problems with management encountered during the course of the audit.

Any other matters about the audit procedures or findings that Generally Accepted Accounting Standards (“GAAS”) require the independent accountants to discuss with the Committee.

The form of opinion the independent accountants propose to render to the Board and the Committee and unitholders.

Review disclosures made to the Committee by the Company’s President and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Recommend to the Board whether to include the audited financial statements in the Company’s Annual Report on Form 10-K.

Issue for public disclosure by the Audit Committee the report required by the SEC to be included in the Company’s annual proxy statement.

Compliance Oversight Responsibilities

Obtain from the independent accountants assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

Administer the procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Committee Membership

The Committee shall be composed of three or more directors as determined by the Board, each of whom:

Shall be independent directors, and free from any material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

Shall be or shall become (within a reasonable period of time after his or her appointment) “financially literate,” as such qualification is interpreted by the Board.

Shall have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall meet the requirements of the rules of the NASDAQ Stock Exchange and all other applicable laws, rules or regulations, in each case, when, as and to the extent applicable to the Company. In addition, at least one member of the Committee shall have accounting or related financial management experience.

The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

Meetings

The Committee shall meet at least four times each year, or more frequently as circumstances require. The Chairman of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the independent accountants at their request to discuss the interim financial results. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Evaluation

The Committee shall conduct an annual review of the Committee’s performance and recommend changes to the Board as needed.

Annex A

Hiring Guidelines for Employees of Independent Accountants

The Audit Committee has adopted the following practices regarding the hiring by the Company of any employee of its independent accountants who participated in any capacity in the audit of the Company.

1. No member of the audit team that is auditing the Company can be hired by the Company in a financial reporting oversight role (as defined in the SEC’s Regulation S-X).

2. The Company’s Chief Financial Officer shall report annually to the Audit Committee the profile of the preceding year’s hires from the independent accountants.

Annex B

TCW DIRECT LENDING LLC.

OPEN DOOR POLICY

Submission of Comments to Audit Committee

TCW Direct Lending LLC encourages its employees and employees of its investment adviser, TCW Asset Management Company, to maintain open lines of communication and share comments they may have with members of management and, if necessary, with the Board of the Company. Feedback from such employees on matters related to their employment or the Company’s operations, including its financial statement disclosures, accounting, internal accounting controls or auditing matters is greatly appreciated and helps to build a stronger organization. Any such employee should report suspected violations of applicable laws, rules, regulations, or the Code of Business Conduct to his or her supervisor, a member of senior management of the Company, or to the corporate Secretary of the Company.

TCW Direct Lending LLC has adopted the Open Door policy contained in the Employee Handbook of TCW Asset Management Company.

Annex C

WHISTLEBLOWER POLICY

Submission of Comments to Audit Committee

TCW Direct Lending LLC (the “Company”) encourages employees to maintain open lines of communication and share comments and concerns they may have with members of management and if necessary, with the Board of Directors of the Company. Feedback from employees on matters related to their employment or the Company’s operations including its financial statement disclosures, accounting, internal accounting controls or auditing matters is greatly appreciated and helps to build a stronger organization. An employee should report suspected violations of applicable laws, rules, regulations, the Code of Business Conduct, and the Code of Ethics to his or her supervisor, a member of senior management, or to the Chief Compliance Officer.

TCW Direct Lending LLC has adopted the Whistle Blower policy contained in the section entitled “Reporting Illegal or Suspicious Activity - “Whistleblower Policy” in the TCW Asset Management Company’s Code of Ethics.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. LIVE with a live operator when you call toll-free (800) 591-8268 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 TCW DIRECT LENDING LLC PROXY IN CONNECTION WITH THE ANNUAL MEETING OF MEMBERS TO BE HELD ON MAY 8, 2015 The undersigned members of TCW Direct Lending LLC (the “Company”) acknowledges receipt of the Notice of the 2015 Annual Meeting of Members of the Company and the Proxy Statement and hereby appoints James Krause and Jeffrey Engelsman, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the Units of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Members of the Company to be held at the offices of The TCW Group, Inc., located at 1251 Avenue of the Americas, Suite 4700, New York, New York 10020, on May 8, 2015, at 9:00 a.m. Eastern Standard Time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2015 Annual Meeting of Members or at any postponement or adjournment thereof THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE MEMBERS. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-8268. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ON MAY 8, 2015. The Company’s Notice of 2015 Annual Meeting of Members, Proxy Statement and Form of Proxy are available on the Internet at: https://proxyonline.com/docs/tcwdirect/. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

TCW DIRECT LENDING LLC PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign SIGNATURE (AND TITLE IF APPLICABLE) DATE personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her SIGNATURE (IF HELD JOINTLY) DATE title. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: FOR WITHHOLD Proposal(s): (1) Election of Directors – To consider and vote upon the election of a Class I director, to serve for a term expiring on the date on which the annual meeting, or special meeting in lieu thereof, of members is held in 2018 Nominee: 1a. Richard T. Miller FOR AGAINST ABSTAIN (2) To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof. WE NEED YOUR PROXY VOTE IMMEDIATELY. YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF UNITHOLDERS, THE COMPANY WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE UNITS ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE COMPANY, AT THE UNITHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER UNITHOLDERS WILL BENEFIT FROM YOUR COOPERATION. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PROXY CARDS MUST BE RECEIVED BY MAY 7, 2015 TO BE COUNTED. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]